CMA

CMA NEW JERSEY
MUNICIPAL MONEY FUND


Semi-Annual Report











September 30, 1995

MERRILL LYNCH BULL LOGO








This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA New Jersey
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011





TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1995, CMA New Jersey
Municipal Money Fund paid shareholders a net annualized yield of 3.17%*. As of September 30, 1995, the Fund's 7-day yield was 3.27%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have been since late 1994. A series of economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had taken effect on the US economy in the form of moderating growth. Additionally, the news on inflation continued to be overwhelmingly favorable, which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board eventually would have to begin cutting interest rates to avoid the possibility of a recession in the United States. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points (0.25%) to 5.75%, confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive stance to a more neutral stance. This series of events provided the impetus for the yield curve to flatten over the course of the six-month period ended September 30, 1995. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points during the period, the yield on one-year US Treasury bills dropped near-ly 95 basis points during the same period.

During the six-month period ended September 30, 1995, Governor Whitman signed into law a $16 billion budget for fiscal-year 1996. The budget includes a slight increase in aid to school districts as well as local governments. Also included in the final bill was the last installment of a 30% income tax rate cut as well as a mandate to privatize the State Department of Motor Vehicles. The State's economy has continued to expand but employment growth has not increased at the same pace. The majority of growth has been achieved through mergers and acquisitions which have not translated into sustained job growth. The State's unemployment rate for August came in at 6.6% versus a national level of 5.6%.

CMA New Jersey Municipal Money Fund maintained a relatively defensive posture as the average portfolio maturity remained in the 30-day--35-day range for much of the period ended September 30, 1995. The short-term interest rate yield curve through one year continued to be flat, making an extension of the Fund's average portfolio maturity unattractive. In such an environment, yields on shorter-term securities remain at or near those of longer-term securities, so investors receive no yield premium as a reward for extending their maturity risk. However, a steepening yield curve developed toward the close of the September period which allowed us to extend the Fund's average portfolio maturity to the mid 50-day range by period-end. We expect to maintain this average portfolio maturity as the strength of recent economic data has cast some doubt as to the timing and magnitude of the Federal Reserve Board's next move. The State is expected to enter the market in the fall to satisfy its short-term cash needs.

In Conclusion
We thank you for your support of CMA New Jersey Municipal Money
Fund, and we look forward to serving your investment needs in the future.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President






(Steven T. Lewis)
Steven T. Lewis
Portfolio Manager





November 1, 1995




We are pleased to announce that Steven T. Lewis is responsible for the day-to-day management of CMA New Jersey Municipal Money Fund.
Mr. Lewis has been employed by Merrill Lynch Asset Management, L.P.
since 1988.





Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

ACES SM        Adjustable Convertible Extendable Securities
AMT            Alternative Minimum Tax (subject to)
BAN            Bond Anticipation Notes
CP             Commercial Paper
EDA            Economic Development Authority
GO             General Obligation Bonds
PCR            Pollution Control Revenue Bonds
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                 Issue                                              (Note 1a)
New Jersey--       $  3,800   Atlantic County, New Jersey, Improvement Authority Revenue Bonds (Pooled
92.1%                         Governmental Loan Program), ACES, 4.15% due 7/01/2026 (a)                        $   3,800
                              Bayonne, New Jersey, UT:
                      7,000     BAN, 4.10% due 9/13/1996                                                           7,013
                      7,040     Temporary Notes, 4.10% due 9/13/1996                                               7,053
                      4,104   Berkeley Township, New Jersey, BAN, 4.875% due 11/29/1995                            4,109
                      6,365   Camden County, New Jersey, BAN, Series A, 5.25% due 2/14/1996 (g)                    6,375
                              Eagle Tax Exempt Trust, VRDN, Series 94C-3001 (a):
                     16,400     4.44% due 10/01/2015                                                              16,400
                      4,400     4.49% due 10/01/2015                                                               4,400
                              Elizabeth, New Jersey, BAN, UT:
                      4,000     4.26% due 7/17/1996                                                                4,004
                      5,000     4.34% due 7/17/1996                                                                5,008
                      5,000     4.44% due 7/17/1996                                                                5,012
                              Essex County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Governmental Loan Program), ACES (a):
                      8,000     4.10% due 12/01/1998                                                               8,000
                     14,250     4.10% due 7/01/2026                                                               14,250
                     13,260   Floating Rate Trust Certificates, VRDN, Series 1994--E, 4.50% due 7/02/1999 (a)     13,260
                     12,200   Hudson County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Government Loan Program), VRDN, 4.25% due 7/15/2026 (a)                             12,200
                     14,000   Hunterdon County, New Jersey, BAN, 4.05% due 11/03/1995                             14,000
                     14,700   Jersey City, New Jersey, BAN, 4.75% due 9/27/1996                                   14,799
                      5,700   Mercer County, New Jersey, Improvement Authority Revenue Bonds, VRDN,
                              3.95% due 11/01/1998 (a)                                                             5,700
                              Middle Township, New Jersey, BAN:
                      1,375     3.91% due 12/01/1995                                                               1,376
                      2,374     3.91% due 2/01/1996                                                                2,375
                              Middlesex County, New Jersey, Refunding Bonds:
                      4,755     Series A, 5.25% due 1/15/1996                                                      4,780
                      4,500     UT, 3.60% due 7/15/1996                                                            4,493
                      3,820   Middlesex County, New Jersey, Utilities Authority, Solid Waste System
                              Revenue Bonds, 5.20% due 12/01/1995 (e)                                              3,826
                     25,600   Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Government Loan Program), ACES, 4.10% due 8/01/2016 (a)                     25,600
                      2,300   New Brunswick, New Jersey, BAN, 4.10% due 7/12/1996 (g)                              2,303

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                 Issue                                              (Note 1a)
New Jersey                    New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne IMTT
(continued)                   Project), VRDN, Series A (a):
                   $  2,700     4.70% due 12/01/2027                                                             $ 2,700
                      7,500     4.70% due 12/01/2027                                                               7,500
                      7,000     4.75% due 12/01/2027                                                               7,000
                              New Jersey EDA, Economic Development Revenue Bonds, VRDN (a):
                      2,300     (400 International Drive Partners), 4.75% due 9/01/2005                            2,300
                        725     (Astor Chocolate Corporation Project), AMT, 4.40% due 4/01/2002                      725
                      9,625     (Benedictine Abbey of Newark), 4.25% due 12/01/2019                                9,625
                      1,725     (Branch/Jersey Avenue Project), 4.20% due 5/01/2011                                1,725
                      1,250     (Catholic Community Services), 4.20% due 6/01/2025                                 1,250
                      6,300     (Center for Aging, Applewood Estates Project), 4.30% due 12/01/2019                6,300
                      1,700     (Filtra Corporation Project), 4.40% due 8/01/2015                                  1,700
                      1,800     (Office Courthouse Association Project), AMT, 4.30% due 4/01/2011                  1,800
                      2,000     (Park Lane Association Project), AMT, 4.40% due 4/01/2010                          2,000
                      1,500     Refunding (Church & Dwight), 4.10% due 12/01/2008                                  1,500
                      2,420     Refunding (RJB Associates Project), 4.45% due 8/01/2008                            2,420
                      1,375     (Saint Peter's Preparatory School), 4.30% due 1/01/2010                            1,375
                              New Jersey EDA, Industrial and Economic Development
                              Revenue Bonds, VRDN (a):
                      1,100     (Elizabeth Realty Urban Renewal Association-1986 Project),
                                AMT, 5.05% due 6/01/2000                                                           1,100
                      3,200     (Marriott Corp. Project), 4.15% due 10/01/2014                                     3,200
                      4,100     (Seton Company Project), 4.30% due 9/01/2005                                       4,100
                      5,400     (Toys `R' Us, Inc. Project), 4.20% due 4/01/2019                                   5,400
                              New Jersey EDA, Natural Gas Facilities Revenue Bonds,
                              (New Jersey Natural Gas Company Project), VRDN, AMT (a)(d):
                        700     Refunding, Series A, 4.30% due 8/01/2030                                             700
                      2,600     Series B, 4.20% due 8/01/2030                                                      2,600
                      7,450   New Jersey EDA, PCR (Merck & Co.), VRDN, Series A, 4.65%
                              due 10/01/2004 (a)                                                                   7,450
                      9,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowley),
                              VRDN, 3.75% due 2/01/2002 (a)                                                        9,000
                              New Jersey EDA, Revenue Bonds:
                      1,500     (Akma, Inc.), VRDN, AMT, Series I, 4.25% due 8/01/2014 (a)                         1,500
                      2,050     (Andy Boy), VRDN, AMT, Series H, 4.25% due 8/01/2004 (a)                           2,050
                      9,000     (Chambers Cogeneration Project), CP, AMT, 3.75% due 10/06/1995                     9,000
                      4,500     (Chambers Cogeneration Project), CP, AMT, 3.70% due 12/13/1995                     4,500
                      1,305     (E.P. Henry Corp. Project), VRDN, 4.40% due 3/01/2005 (a)                          1,305
                     11,500     (Hoffman-La Roche Inc. Project), VRDN, AMT, 4.50% due 11/01/2011 (a)              11,500
                      3,000     (Keystone Project), CP, 3.75% due 10/06/1995                                       3,000
                      2,000     (Peddie School Project), Series B, VRDN, 4.45% due 2/01/2019 (a)                   2,000
                      1,500   New Jersey Sports and Exposition Authority, Sports Complex Revenue
                              Refunding Bonds, 7.60% due 1/01/1996 (b)                                             1,513
                     20,600   New Jersey Sports and Exposition Authority, State Contract Revenue
                              Bonds, VRDN, Series C, 4.15% due 9/01/2024 (a)(f)                                   20,600
                      5,000   New Jersey State Refunding Bonds, UT, Series D, 4.20% due 2/15/1996                  5,009
                     11,600   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              VRDN, Series D, 4.05% due 1/01/2018 (a)(e)                                          11,600
                      2,500   Ocean County, New Jersey, Utilities Authority, Wastewater Revenue
                              Refunding Bonds, 8.70% due 1/01/1996 (c)(e)                                          2,577
                      3,265   Passaic Valley, New Jersey, Sewage Commissioners Revenue Refunding
                              Bonds (Sewer Systems), Series D, 5.70% due 12/01/1995 (d)                            3,276

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONCLUDED)                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                                  Issue                                              (Note 1a)
New Jersey                    Port Authority of New York and New Jersey, CP:
(concluded)        $  5,920     3.80% due 10/02/1995                                                            $  5,920
                      5,215     3.65% due 10/13/1995                                                               5,215
                      7,020     3.60% due 11/07/1995                                                               7,020
                      1,715     3.75% due 11/07/1995                                                               1,715
                     13,130     3.80% due 11/17/1995                                                              13,130
                     10,710     3.80% due 12/13/1995                                                              10,710
                      3,120     3.70% due 12/15/1995                                                               3,120
                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Bonds (Versatile Structure Obligation), VRDN (a):
                     53,200     AMT, Series 1, 4.35% due 8/01/2028                                                53,200
                      3,900     Series 2, 4.65% due 5/01/2019                                                      3,900
                              Salem County, New Jersey, Industrial Pollution Control Financing
                              Authority Revenue Bonds:
                      7,300     (du Pont (E.I.) de Nemours), VRDN, Series A, 3.90% due 3/01/2012 (a)               7,300
                      3,200     (Philadelphia Electric), CP, Series A, 3.70% due 12/13/1995                        3,200
                      4,050   Scotch Plains Township, New Jersey, BAN, Series A, 4.25% due 4/04/1996 (g)           4,062
                      1,760   Somerset County, New Jersey, GO, UT, 5.875% due 12/01/1995                           1,763
                      3,400   South Plainfield, New Jersey, BAN, UT, 3.95% due 7/26/1996                           3,400
                              Union County, New Jersey, Industrial Pollution Control Financing Authority,
                              PCR, Refunding, VRDN:
                      2,200     (Allied Signal Project), 4.05% due 12/01/2020 (a)                                  2,200
                      3,000     (Exxon Project), AMT, 4.20% due 10/01/2024 (a)                                     3,000
                     15,500     (Exxon Project), 4.75% due 7/01/2033 (a)                                          15,500
                      3,197   West Orange, New Jersey, BAN, 4.375% due 3/06/1996                                   3,204

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank
8.6%                          Revenue Bonds, CP:
                     20,700     3.70% due 12/12/1995                                                              20,700
                     11,000     3.70% due 12/13/1995                                                              11,000
                      3,600     Refunding, VRDN, 3.80% due 12/01/2015 (a)                                          3,600
                      2,800   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, VRDN, Series X, 3.80% due 7/01/1999 (a)                               2,800
                      5,600   Puerto Rico Industrial, Educational, Medical and Environmental Control
                              Facilities Financing Authority, CP, Series A, 3.60% due 11/07/1995                   5,600
                      3,300   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities Financing Authority Revenue Bonds, CP, Series A, 3.60% due
                              11/07/1995                                                                           3,300

                              Total Investments (Cost--$547,595*)-- 100.7%                                       547,595

                              Liabilities in Excess of Other Assets--(0.7%)                                       (3,909)
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  543,686
                                                                                                              ==========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1995.
(b)Escrowed to maturity.
(c)Prerefunded.
(d)AMBAC Insured.
(e)FGIC Insured.
(f)MBIAInsured.
(g)Bank Qualified.
  *Cost for Federal income tax purposes.



See Notes to Financial Statements.




CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$547,595,207) (Note 1a)                                          $   547,595,207
Cash                                                                                                          10,146,612
Receivables:
 Interest                                                                               $     2,848,770
 Beneficial interest sold                                                                       439,173
 Securities sold                                                                                    151        3,288,094
                                                                                        ---------------
Deferred organization expenses (Note 1d)                                                                           2,912
Prepaid registration fees and other assets (Note 1d)                                                              13,699
                                                                                                         ---------------
Total assets                                                                                                 561,046,524
                                                                                                         ---------------

Liabilities:
Payables:
 Securities purchased                                                                        16,926,584
 Investment adviser (Note 2)                                                                    213,685
 Distributor (Note 2)                                                                           133,539       17,273,808
                                                                                        ---------------
Accrued expenses and other liabilities                                                                            86,845
                                                                                                         ---------------
Total liabilities                                                                                             17,360,653
                                                                                                         ---------------
Net Assets                                                                                               $   543,685,871
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    54,376,258
Paid-in capital in excess of par                                                                             489,386,317
Accumulated realized capital losses--net (Note 4)                                                                (76,704)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 543,762,575 shares of
beneficial interest outstanding                                                                          $   543,685,871
                                                                                                         ===============





See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    10,205,146

Expenses:
Investment advisory fees (Note 2)                                                       $     1,318,060
Distribution fees (Note 2)                                                                      331,781
Transfer agent fees (Note 2)                                                                     63,529
Professional fees                                                                                31,834
Accounting services (Note 2)                                                                     31,421
Registration fees (Note 1d)                                                                      25,522
Printing and shareholder reports                                                                 21,716
Custodian fees                                                                                   20,412
Pricing fees                                                                                      4,933
Trustees' fees and expenses                                                                       2,890
Amortization of organization expenses (Note 1d)                                                   1,446
Other                                                                                             4,923
                                                                                        ---------------
Total expenses                                                                                                 1,858,467
                                                                                                         ---------------

Investment income--net                                                                                         8,346,679

Realized Loss on Investments--Net (Note 1c)                                                                       (4,492)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                      $    8,342,187
                                                                                                         ===============




CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the            For the
                                                                                      Six Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                   September 30, 1995   March 31, 1995
Operations:
Investment income--net                                                                  $     8,346,679  $    11,557,524
Realized loss on investments--net                                                                (4,492)         (30,343)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                          8,342,187       11,527,181
                                                                                        ---------------  ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (8,347,010)     (11,550,666)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends
to shareholders                                                                              (8,347,010)     (11,550,666)
                                                                                        ---------------  ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            887,396,798    1,629,827,901
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                           8,346,719       11,550,723
                                                                                        ---------------  ---------------
                                                                                            895,743,517    1,641,378,624
Cost of shares redeemed                                                                    (877,800,029)  (1,557,454,149)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions                     17,943,488       83,924,475
                                                                                        ---------------  ---------------
Net Assets:
Total increase in net assets                                                                 17,938,665       83,900,990
Beginning of period                                                                         525,747,206      441,846,216
                                                                                        ---------------  ---------------
End of period                                                                           $   543,685,871  $   525,747,206
                                                                                        ===============  ===============


See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.          For the Six
                                                                Months Ended         For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                        Sept. 30, 1995  1995      1994        1993        1992
Per Share Operating Performance:
Net asset value, beginning of period                              $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  ---------  ---------  ---------  ---------   ---------
Investment income--net                                                  .02        .02        .02        .02         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Total from investment operations                                        .02        .02        .02        .02         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Less dividends from investment income--net                             (.02)      (.02)      (.02)      (.02)       (.03)
                                                                  ---------  ---------  ---------  ---------   ---------
Net asset value, end of period                                    $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  =========  =========  =========  =========   =========
Total Investment Return                                               3.17%*     2.52%      1.82%      2.21%       3.49%
                                                                  =========  =========  =========  =========   =========

Ratios to Average Net Assets:
Expenses, excluding distribution fees                                  .57%*      .59%       .58%       .58%        .62%
                                                                  =========  =========  =========  =========   =========
Expenses                                                               .70%*      .71%       .70%       .70%        .74%
                                                                  =========  =========  =========  =========   =========
Investment income--net                                                3.14%*     2.51%      1.80%      2.16%       3.42%
                                                                  =========  =========  =========  =========   =========
Supplemental Data:
Net assets, end of period (in thousands)                          $ 543,686  $ 525,747  $ 441,846  $ 388,903   $ 350,058
                                                                  =========  =========  =========  =========   =========

*Annualized.



See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is also the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during any year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $72,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.





CMA NEW JERSEY
MUNICIPAL MONEY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].